UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2014

Continental Cement Company, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-187556-38	27-2594654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14755 North Outer Forth Drive #514

Chesterfield, Missouri 63017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (636) 532-7440

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Supplemental Indenture with respect to 10 1⁄2% Senior Notes due 2020

On September 8, 2014, Summit Materials, LLC (“Summit Materials”) and Summit Materials Finance Corp. (“Finance Corp.” and together with Summit Materials, the “Issuers”) issued and sold $115.0 million aggregate principal amount of their 10 1⁄2% Senior Notes due 2020 (the “Additional Notes”), which mature on January 31, 2020, pursuant to a sixth supplemental indenture dated as of September 8, 2014 (the “Sixth Supplemental Indenture”) to the indenture dated as of January 30, 2012 governing the 10 1⁄2% Senior Notes due 2020 initially issued in an aggregate principal amount of $250.0 million on January 30, 2012 and additionally issued in an aggregate principal amount of $260.0 million on January 17, 2014 (together, the “Existing Notes” and, collectively with the Additional Notes, the “Notes”), by and among the Issuers, Continental Cement Company, L.L.C. (the “Company”) and the other subsidiary guarantors named on the signature pages thereto (collectively, the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”) (the “Base Indenture” and, as amended and supplemented, including by the Sixth Supplemental Indenture, the “Indenture”). The Company is a non-wholly-owned subsidiary of Summit Materials. The Additional Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Additional Notes are treated as a single series with the Existing Notes and have substantially the same terms as those of the Existing Notes. The Additional Notes and the Existing Notes will vote as one class under the Indenture.

The Notes bear interest at a rate of 10 1⁄2% per year, payable semi-annually in arrears. The Issuers’ obligations under the Notes are guaranteed on a senior unsecured basis by all of Summit Materials’ existing and future wholly-owned domestic restricted subsidiaries that guarantee its senior secured credit facilities and by the Company.

At any time prior to January 31, 2015, the Issuers may redeem some or all of the Notes at a redemption price equal to 110.500% of the principal amount thereof, plus accrued and unpaid interest. The redemption price decreases to 105.250%, 102.625% and 100.000% of the principal amount on January 31, 2016, January 31, 2017 and January 31, 2018 and thereafter, respectively. In addition, at any time prior to January 21, 2015, the Issuers may redeem up to 35% of the Notes from the proceeds of certain equity offerings.

Upon the occurrence of a change of control or upon the sale of certain assets in which the Issuers do not apply the proceeds as required, the holders of the Notes will have the right to require the Issuers to make an offer to repurchase each holder’s Notes at a price equal to 101% (in the case of a change of control) or 100% (in the case of an asset sale) of their principal amount, plus accrued and unpaid interest.

The Notes contain covenants limiting, among other things, Summit Materials’ and the Guarantors’ ability to incur additional indebtedness or issue certain preferred shares, pay dividends, redeem stock or make other distributions, make certain investments, sell or transfer certain assets, create liens, consolidate, merge, sell or otherwise dispose of all or substantially all of Summit Materials’ assets, enter into certain transactions with affiliates, and designate subsidiaries as unrestricted subsidiaries. The Notes also contain customary events of default.

Registration Rights Agreement

On September 8, 2014, the Issuers, the Company and the other Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the initial purchasers of the Additional Notes described above, entered into a registration rights agreement with respect to the Additional Notes (the “Registration Rights Agreement”). In the Registration Rights Agreement, the Issuers and the Guarantors have agreed that they will use their respective commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Additional Notes for new notes, with terms substantially identical in all material respects to the Additional Notes and (ii) cause the exchange offer registration statement to be declared effective under the Securities Act.

The Issuers and the Guarantors have agreed to use their commercially reasonable efforts to cause the exchange offer to be consummated or, if required, to have one or more shelf registration statements declared effective, within 270 days after the issue date of the Additional Notes.

If the Issuers and the Guarantors fail to satisfy this obligation (a “registration default”), the annual interest rate on the Additional Notes will increase by 0.25% for the first 90-day period immediately following the occurrence of the registration default. The annual interest rate on the Additional Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per annum. If the registration default is corrected, the interest rate on the Additional Notes will revert to the original level.

If the Issuers must pay additional interest, they will pay holders of the Additional Notes in cash on the same dates that the Issuers make other interest payments on the Additional Notes, until the registration default is corrected.

Each of the foregoing descriptions of each of the Indenture, the Notes, the Sixth Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1, 4.2, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of January 30, 2012, by and among Summit Materials, LLC, Summit Materials Finance Corp., the subsidiary guarantors named on the signature pages thereto and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 filed with Summit Materials, LLC’s Registration Statement on Form S-4 (File No. 333-187556) filed with the Securities and Exchange Commission on March 27, 2013).

4.2	Form of 10 1⁄2% Senior Note due 2020 (included in Exhibit 4.1).

4.3	Fifth Supplemental Indenture, dated as of September 2, 2014, by and among Summit Materials, LLC, Summit Materials Finance Corp., the subsidiary guarantors named on the signature pages thereto and Wilmington Trust, National Association, as trustee.

4.4	Sixth Supplemental Indenture, dated as of September 8, 2014, by and among Summit Materials, LLC, Summit Materials Finance Corp., the subsidiary guarantors named on the signature pages thereto and Wilmington Trust, National Association, as trustee.

4.5	Registration Rights Agreement, dated September 8, 2014, by and among Summit Materials, LLC, Summit Materials Finance Corp., the subsidiary guarantors named on the signature pages thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	CONTINENTAL CEMENT COMPANY, L.L.C.

	By:	/s/ Mark Strieker
	Name:	Mark Strieker
	Title:	Vice President of Finance and Administration